SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  January 21, 1999



                              ZEMEX CORPORATION
            (Exact name of registrant as specified in its charter)



             CANADA                    1-228                        NONE
  (State or other jurisdiction      (Commission                (IRS Employer
        of incorporation)          File Number)             Identification No.)



          Canada Trust Tower, BCE Place
           161 Bay Street, Suite 3750
            TORONTO, ONTARIO, CANADA                        M5J 2S1
    (Address of principal executive offices)             (Postal Code)



      Registrant's telephone number, including area code:  (416) 365-8080



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ITEM 5.  OTHER EVENTS.

      At a special meeting of the shareholders of Zemex Corporation, a Delaware corporation ("Zemex"), held on Friday, January 15, 1999, holders of a majority of the outstanding shares of Zemex common stock approved an Agreement and Plan of Merger among Zemex, Zemex Canada Corporation, a Canadian corporation ("Zemex Canada"), and Zemex Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Zemex Canada ("Mergeco"). Effective January 21, 1999, pursuant to the Agreement and Plan of Merger and the General Corporation Law of Delaware, Mergeco merged with and into Zemex with Zemex continuing as the surviving corporation (the "Merger"). As a result of the Merger, Zemex became a wholly-owned subsidiary of Zemex Canada.

      In the Merger, each outstanding share of Zemex common stock was converted into a share of Zemex Canada. Effective January 19, 1999, Zemex Canada Corporation changed its name to Zemex Corporation, and in the Merger, Zemex changed it name to Zemex U.S. Corporation. Approximately 8,707,796 common shares of Zemex were exchanged in the Merger.

      Zemex Canada filed a Registration Statement on Form S-4 under the Securities Act of 1933 (No. 333-65307, declared effective December 10, 1998) (the "Registration Statement"), registering the shares of Zemex Canada issued in the Merger. The Registration Statement also constituted a proxy statement for Zemex in its solicitation of approval of the Merger.

      Reference is made to the Proxy Statement/Prospectus included in the Registration Statement for additional information about the Merger.

      Zemex common shares were registered pursuant to Section 12(b) of the Exchange Act, and were listed on the New York Stock Exchange. Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (the "Exchange Act"), Zemex Canada is a successor to Zemex and the Zemex Canada common shares are deemed to be registered under Section 12(b) of the Exchange Act and are listed on the New York Stock Exchange. In addition, effective in early February 1999, the Zemex Canada Common Shares will be listed on The Toronto Stock Exchange.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      99.1 Agreement and Plan of Merger By and Among Zemex Canada Corporation, Zemex Acquisition Corporation, and Zemex Corporation. (Incorporated by reference to Annex A of the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 of Zemex Canada (Reg. No. 333-65307))


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ZEMEX CORPORATION
                                 (Registrant)


Date:  January 22, 1999          By:   /S/ALLEN J. PALMIERE
                                       ----------------------------------------
                                 Name:   Allen J. Palmiere
                                 Title:  Vice President and Chief Financial
                                         Officer


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                                 EXHIBIT INDEX

Exhibit
   NO.      DESCRIPTION

  99.1 Agreement and Plan of Merger By and Among Zemex Canada Corporation, Zemex Acquisition Corporation, and Zemex Corporation (incorporated by reference to Annex A to the Proxy Statement/Prospectus in the Registration Statement on Form S-4 of Zemex Corporation (No. 333-65307)).



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